Borrowings - Fair value of borrowings (Details) - USD ($) $ in Thousands		Dec. 31, 2020	Dec. 31, 2019
Borrowings
Fair value of borrowings	[1]	$ 1,375,443	$ 1,219,540
Total fair value of borrowings		$ 1,375,443	$ 1,219,540

[1]	Valuation at quotation prices (not adjusted) in active markets for identical assets or liabilities Fair Value level 2 under IFRS 13 hierarchy. There are no financial instruments measured at fair value.